UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2010 (November 19, 2010)

ECA MARCELLUS TRUST I

(Exact name of Registrant as specified in its charter)

Delaware	001-34800	27-6522024
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

919 Congress Avenue

Austin, Texas 78701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (800) 852-1422

Not applicable

(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 19, 2010, Energy Corporation of America, which created ECA Marcellus Trust I (the “Trust”), held a conference call to discuss the Trust’s results of operations for the three months ended September 30, 2010.  A transcript of the call is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits.

The following exhibit is furnished with this report:

99.1 Transcript of call held on November 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECA Marcellus Trust I

By: The Bank of New York Mellon Trust Company, N.A., as Trustee

	By:	/s/ Mike Ulrich
	Name:	Mike Ulrich
	Title:	Vice President

Date: November 23, 2010

Exhibit Index

Exhibit Number	Description

99.1	Transcript of call held on November 19, 2010.